Exhibit 10.2



                                    EXHIBIT C

                                       TO

                        UNSECURED CONVERTIBLE DEBENTURE

                         AND WARRANT PURCHASE AGREEMENT

                             Subordination Agreement

     THIS SUBORDINATION AGREEMENT (the "Agreement") is entered into as of August 28, 2003 by those persons listed on Schedule 1 hereto (each, a "Creditor," and, collectively, the "Creditors") in favor of those persons listed on Schedule 2 hereto (each, a "Lender," and, collectively, the "Lenders"), with respect to MIRAVANT MEDICAL TECHNOLOGIES, a Delaware corporation, whose address is 336 Bollay Drive, Santa Barbara, California 93117 (the "Borrower"). In order to induce the Lenders to extend or continue to extend financing to the Borrower, the Creditors hereby agree as follows:

1.  Subordination  of Debt.  Each Creditor  hereby  subordinates  payment by the
Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to such Creditor of any nature whatsoever
(including, without limitation, any such arising in connection with the Convertible Debt and Warrant Purchase Agreement dated December 19, 2002, as amended (the "2002 Debt Agreement")), whether now existing or hereafter arising (collectively, the "Subordinated Debt"), to the prior payment to the Lenders, in full in cash, of all indebtedness, liabilities, guarantees and other obligations of the Borrower to the Lenders, whether now existing or hereafter arising (including without limitation any interest, charges and other sums accruing after the filing of a petition by or against the Borrower under the United States Bankruptcy Code (the "Code")) (collectively, the "Lender Debt"), whether or not such Lender Debt has been voided, disallowed or subordinated pursuant to
Section 548 of the Code or any applicable state fraudulent conveyance laws, whether asserted directly or under Section 544 of the Code. Each Creditor represents and warrants that the Subordinated Debt of such Creditor includes, without limitation, the amounts set forth on Schedule 1 hereto.

     Each Creditor represents and warrants that it has not transferred, assigned, pledged or encumbered the Subordinated Debt or given any other subordination agreement in respect thereof, and that it will not do so without the prior written consent of the Lenders.

     Without limiting the generality of the foregoing, each Creditor agrees that
(a) it will not ask for, demand, sue for, take or receive all or any part of the Subordinated Debt from the Borrower, by set-off or in any other manner, nor any security therefor, and (b) without limiting the exception in the foregoing clause (a), it will not take any action to collect, demand payment of or accelerate all or any portion of the Subordinated Debt (provided that any Creditor may accelerate its portion of the Subordinated Debt if all outstanding Lender Debt has been previously accelerated, and thereafter may file appropriate proofs of claim in respect of the Subordinated Debt in any bankruptcy or insolvency proceeding of the Borrower), foreclose or otherwise realize upon any security therefor or exercise any of its other rights or remedies against the Borrower that it may have in respect of the Subordinated Debt, in each case (a) and (b) unless and until all of the Lender Debt has been fully, finally and indefeasibly paid and performed in cash, whether or not such Lender Debt has been voided, disallowed or subordinated pursuant to Section 548 of the Code or any applicable state fraudulent conveyance laws, whether asserted directly or under Section 544 of the Code. Each Creditor hereby irrevocably directs the Borrower to make such prior payments. Each Creditor further agrees that it will not institute against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law, until such time as the Lender Debt has been fully, finally and indefeasibly paid in cash.

     In furtherance of the foregoing and to make effective the subordination provided herein, each Creditor further agrees as follows:

     (a) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof, to creditors of the Borrower, or upon any readjustment or repayment of the indebtedness of the Borrower, whether by reason of (1) liquidation, dissolution or other winding up of the Borrower or its business, or (2) any composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditor or other action or proceeding involving the readjustment of all or any of the Subordinated Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, then and in each such event:

     (i) any payment or distribution of any kind or character, whether in cash, securities or other property which but for this Agreement would be payable or deliverable upon or with respect to the Subordinated Debt, shall instead be paid or delivered directly to the Lenders for application to the Lender Debt, whether then due or not due, until the Lender Debt has been fully, finally and indefeasibly paid in cash; and

     (ii) in order to enable the Lenders to enforce their rights hereunder, each Creditor hereby irrevocably authorizes and empowers the Lenders, in their discretion (but without any obligation on their part), to demand, sue for, collect and receive every payment or distribution and give acquittance therefor, and to make and present for and on behalf of each Creditor such proofs of claim against the Borrower on account of the Subordinated Debt as Lender may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Lender Debt. In furtherance of the foregoing, each Creditor further agrees to duly and promptly take such action as any Lender may reasonably request to assist the Lenders in the collection of the Subordinated Debt for the account of the Lenders, including, without limitation, to execute and deliver to the Lenders such powers of attorney, proofs of claim, assignments or other instruments as may be required by the Lenders in order to enable the Lenders to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Debt.

     (b) If any payment, distribution of security or proceeds of any security are received by any Creditor upon or in respect of the Subordinated Debt in contravention of the provisions hereof, such Creditor shall forthwith deliver the same to the Lenders in precisely the form received (except for the endorsement or assignment of such Creditor where necessary), for application to the Lender Debt, whether then due or not due, and, until so delivered, the same shall be held in trust by the Creditors as property of the Lenders. In the event of the failure of any Creditor to make any such endorsement or assignment, the Lenders, or any of them, are hereby irrevocably authorized to make the same.

     Each Creditor shall endorse all notes and other written evidence of the Subordinated Debt with a statement that they are subordinated to the Lender Debt pursuant to the terms of this agreement, in such form as Lender shall require, and Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Debt to Lender so that Lender can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made.

     Notwithstanding the foregoing or any other provision in this Agreement to the contrary, so long as no Event of Default or event which, with notice or passage of time or both, would constitute an Event of Default under any present or future document, instrument or agreement evidencing, securing or relating to the Lender Debt, both before and after giving effect to the following payments, has occurred and is continuing, each Creditor may accept payment of the following amounts on the Subordinated Debt: regularly scheduled interest payments due on the Convertible Promissory Notes issued by the Borrower to the Creditors pursuant to the 2002 Debt Agreement; provided, however, that the Creditors shall only be entitled to receive payments of such regularly scheduled interest payments in cash to the extent that the Lenders have received payment of the most recent regularly scheduled interest payment due on the Unsecured Convertible Debentures issued to the Lenders on August 28, 2003 (which comprise a portion of the Lender Debt) in cash.

2. Modifications to Lender Debt; Waivers. Until the Lenders have received full, final and indefeasible payment of all Lender Debt, each Creditor agrees that, in addition to any other rights that the Lenders may have at law or in equity, the Lenders may at any time, and from time to time, without any Creditor's consent and without notice to the Creditors, (a) renew, extend or increase any of the Lender Debt or that of any other person at any time directly or indirectly liable for the payment of any Lender Debt, (b) accept partial payments of the Lender Debt, (c) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Lender Debt, (d) make loans or advances to the Borrower secured in whole or in part by any present or future assets securing any or all of the Lender Debt (the "Collateral"), (e) refrain from making any loans or advances to the Borrower, (f) amend, change, waive, alter or vary the interest charge on, or any other terms or provisions of, the Lender Debt or any present or future instrument, document or agreement between any Lender and the Borrower, and (g) release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral as any Lender deems necessary or advisable in such Lender's sole discretion, all without impairing or affecting the obligations of the Creditors hereunder. Each Creditor waives notice of the incurring of any Lender Debt or any part thereof and reliance by the Lenders upon the subordination of the Creditors to the Lender Debt and any other notice provided by law or contract. Each Creditor further waives any right to require Lender to marshal any assets in favor of the Creditors or against or in payment of any or all of the Lender Debt. Each Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by the Lenders which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes any Creditor's subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Creditors. In the event of any financing of the Borrower by any Lender during any bankruptcy, arrangement, or reorganization of the Borrower, the Creditor agrees that the term "Lender Debt" shall include, without limitation, all indebtedness, liabilities and obligations incurred in any such proceeding, and the Subordinated Debt shall continue to remain subordinate to the Lender Debt, and the Creditors agree to take such actions and execute such documents in such proceedings as may be required in order to continue such subordination.

3. Certain Waivers by the Creditors; Defaults. Each Creditor hereby irrevocably waives the Borrower's existing default under Paragraph 5(f) of the Convertible Promissory Notes issued by the Borrower to the Creditors pursuant to the 2002 Debt Agreement, and modifies that provision and Section 1.5 of the 2002 Debt Agreement to extend the filing date for the Borrower's new drug application to December 31, 2003, and agrees to forbear exercising any remedies in respect of such existing and any continuing default thereunder unless and until the Lender Debt has been fully, finally and indefeasibly paid in cash. Each Creditor hereby represents and warrants to the Lenders that such Creditor is not aware of any other default by the Borrower in respect of any of the Subordinated Debt or any instrument, document or agreement between the Borrower and such Creditor in respect thereof. Each Creditor hereby further irrevocably waives compliance by the Borrower with Section 4.10 of the 2002 Debt Agreement and releases any rights that such Creditor make have in respect thereof to be granted as security interest in the assets of the Borrower, and the 2002 Debt Agreement is hereby amended to delete Section 4.10 therefrom in its entirety. Each Creditor shall promptly give the Lenders written notice of any default or event of default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Debt, and, until the Lender Debt has been fully, finally and indefeasibly paid and performed in cash, no Creditor shall exercise any rights or remedies with respect to the Subordinated Debt, judicially or non-judicially, or attempt to do any of the foregoing.

4. Subrogation. No payment or distribution to any Lender pursuant to the provisions of this Agreement shall entitle the Creditors to exercise any rights of subrogation in respect thereof (and any such rights existing under law are hereby waived).

5. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Lender to continue financing arrangements with the Borrower and that Lender may terminate such arrangements at any time, in accordance with Lender's agreements with the Borrower.

6. No Contest. No Creditor shall contest the validity, perfection, priority or enforceability of any Lender's security interest in the Collateral or the Lender Debt.

7. Representations and Warranties of the Creditors. Each Creditor hereby represents and warrants to the Lenders as follows:

     (a) Such Creditor is an entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

     (b) The execution, delivery and performance of this Agreement (i) have been duly authorized by all necessary corporate or other action on behalf of such Creditor, (ii) do not and will not violate any provision of law, rules, regulations, or orders or any provision of the charter or by-laws or other organizational documents of or binding on such Creditor and (iii) do not and will not violate, result in the breach of, constitute a default or require any consent under any contract, agreement, indenture or instrument to which such Creditor is a party or by which it or its property may be bound.

     (c) This Agreement has been duly and validly executed and delivered by such Creditor and constitutes the legal, valid and binding obligation of such Creditor, enforceable against it in accordance with its terms.

     (d) No governmental or other approval is required in connection with the execution and delivery by, and the performance of the obligations of such Creditor under, this Agreement.
     (e) The Subordinated Debt is unsecured and is subject to no encumbrances except hereunder.

     (f) Such Creditor acknowledges that the Lenders, in determining to acquire and retain the Lender Debt, have relied upon the subordination of the Subordinated Debt to the Lender Debt as provided herein.

8. Financial Condition of the Borrower. Each Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Lender Debt and the Subordinated Debt. Each Creditor covenants that it will continue to keep itself informed as to the Borrower's financial condition and all other circumstances which bear upon the risk of non-payment of the Lender Debt and the Subordinated Debt. Each Creditor waives any right to require the Lenders to disclose to it any information which the Lenders may now or hereafter acquire concerning the Borrower.

9. Revivor. If, after payment of the Lender Debt, the Borrower thereafter becomes liable to any Lender on account of the Lender Debt, as a result of any payment made on the Lender Debt for any reason being returned by the Lenders or being reversed, set aside, or recovered by the Borrower or any trustee or assignee for the Borrower, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Lender Debt, without the necessity of any further act or agreement between the Lenders and the Creditors.

10. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state. Each Creditor irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Debenture and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each Creditor irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. Each Creditor further agrees that service of process upon such Creditor mailed by the first class mail in accordance with Section 11 shall be deemed in every respect effective service of process upon such Creditor in any suit or proceeding arising hereunder. Nothing herein shall affect the Lenders' right to serve process in any other manner permitted by law. Each Creditor agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. Each Creditor irrevocably waives any right to a trial by jury under applicable law.

11. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by certified or registered mail (postage prepaid and return receipt requested) or delivered by nationally-recognized overnight courier or by facsimile transmission with confirmation of receipt, and shall be deemed delivered five days after being placed in the mail, if mailed, or at the time and date of receipt or refusal of receipt, if delivered personally or by overnight courier or facsimile transmission. The initial addresses for such communications for each Creditor shall be as set forth on Schedule 1 hereto and for each Lender shall be as set forth on Schedule 2 hereto, and each party shall provide notice to the other parties of any change is such party's address.

12. General. Each Creditor agrees, upon any Lender's request, to execute all such documents and instruments and take all such actions as any Lender shall deem  necessary  or  advisable  in  order  to  carry  out the  purposes  of this
Agreement. The word "indebtedness" is used in this Agreement in its most comprehensive sense and includes, without limitation, any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. This Agreement is solely for the benefit of the Lenders and the Lenders' successors and assigns, and, except for the waivers and other agreements set forth in Section 3 hereof, neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of the Lenders' rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the Lenders and the Creditors. Each Creditor agrees to reimburse the Lenders, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred by the Lenders in enforcing this Agreement against such Creditor, whether or not suit be brought. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including, without limitation, attorneys' fees) from the non-prevailing party.

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

     IN WITNESS WHEREOF, the undersigned Creditor has caused this Agreement to be executed as of the date first above written.

CREDITORS:

GORUMNA, LTD.
PLEYEL HOLDINGS, LIMITED
BIG CAT CAPITAL, LIMITED
ACACIAS FINANCIAL, LIMITED
ALERT INVESTMENTS, LIMITED
CAMELFORD HOLDINGS, LIMITED
DANUBE FINANCIAL, LIMITED
DELICE FINANCIAL, LIMITED
IRIS FINANCIAL, LIMITED
PEARL WAVES, INC
Tioman Finance Limited
Morebath Holdings Limited
Kinaro Investments S.A.

By:      /s/  Robert T. Tucker
   -------------------------------------------------------
     Robert T. Tucker, Attorney-in-Fact for all of the above

         IN WITNESS WHEREOF, the undersigned Lender has accepted this Agreement as of the date first above written.

                                                              LENDER:


                                                (Print or Type Name of Lender)


                                                By:
                                                --------------------------------
                                                 Name:
                                                 Title:

                        CONSENT AND AGREEMENT OF BORROWER

     The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and any Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and the Lenders. The Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by the Lenders and the Creditors without notice to or consent of the Borrower.

         Date: ____________________

                                    BORROWER:

                                    MIRAVANT MEDICAL TECHNOLOGIES

                                     By____________________________________
                                       Gary S. Kledzik, Chief Executive Officer

                                     Address

                                                     336 Bollay Drive
                                                     Santa Barbara, CA  93117

                                   Schedule 1

                                    Creditors

GORUMNA, LTD.

PLEYEL HOLDINGS, LIMITED

BIG CAT CAPITAL, LIMITED

ACACIAS FINANCIAL, LIMITED

ALERT INVESTMENTS, LIMITED

CAMELFORD HOLDINGS, LIMITED

DANUBE FINANCIAL, LIMITED

DELICE FINANCIAL, LIMITED

IRIS FINANCIAL, LIMITED

PEARL WAVES, INC

Tioman Finance Limited

Morebath Holdings Limited

Kinaro Investments S.A.

                                   Schedule 2

                                     Lenders

Manasa Corp.

IFP, LLC,

         a Delaware limited liability company

Arden Arbitrage Partners, L.P.
Harvest Capital, L.P.

New Americans, LLC
Harvest Offshore Investors, Ltd.
Symmetry Capital Partners, L.P.
Symmetry Capital Qualified Partners, L.P.
Asset Management
Symmetry Capital Offshore Fund, Ltd.
Symmetry Parallax Partners, L.P.
Silver Creek Investments, Ltd.
Bomoseen Investments, Ltd.
Dandelion International, Ltd.
SDS Merchant Fund, L.P.
North Sound Legacy Fund LLC
North Sound Legacy Institutional Fund LLC
North Sound Legacy International Ltd.
Versant Capital Management LLC
Lorimor Corp.